                                                                  EXECUTION COPY

                                       WARRANT

                               To Purchase Common Stock

                                          of

                           DeCRANE AIRCRAFT HOLDINGS, INC.












Warrant No. G-1
Number of Shares of Common Stock:  292,534


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                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.     DEFINITIONS.............................................................1

2.     EXERCISE OF WARRANT.....................................................5
       2.1.  MANNER OF EXERCISE................................................5
       2.2.  PAYMENT OF TAXES..................................................6
       2.3.  FRACTIONAL SHARES.................................................6
       2.4.  CONTINUED VALIDITY................................................6

3.     TRANSFER, DIVISION AND COMBINATION......................................6
       3.1.  TRANSFER..........................................................6
       3.2.  DIVISION AND COMBINATION..........................................7
       3.3.  EXPENSES..........................................................7
       3.4.  MAINTENANCE OF BOOKS..............................................7

4.     ADJUSTMENTS.............................................................7
       4.1.  STOCK DIVIDENDS. SUBDIVISIONS AND COMBINATIONS....................7
       4.2.  CERTAIN OTHER DISTRIBUTIONS.......................................8
       4.3.  ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.....................9
       4.4.  ISSUANCE OF WARRANTS, OPTIONS OR OTHER RIGHTS....................10
       4.5.  ISSUANCE OF CONVERTIBLE SECURITIES...............................11
       4.6.  SUPERSEDING ADJUSTMENT...........................................12
       4.7.  OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER
              THIS SECTION....................................................12
              (a) COMPUTATION OF CONSIDERATION................................12
              (b) WHEN ADJUSTMENTS TO BE MADE.................................13
              (c) FRACTIONAL INTERESTS........................................14
              (d) WHEN ADJUSTMENT NOT REQUIRED................................14
              (e) ESCROW OF WARRANT STOCK.....................................14
              (f) CHALLENGE TO GOOD FAITH DETERMINATION.......................14
       4.8.  REORGANIZATION, RECLASSIFICATION, MERGER,
              CONSOLIDATION OR DISPOSITION OF ASSETS..........................15
       4.9.  OTHER ACTION AFFECTING COMMON STOCK..............................16
       4.10.  TAKING OF RECORD; STOCK AND WARRANT TRANSFER
              BOOKS...........................................................16
       4.11.  CERTAIN REDUCTIONS..............................................16

5.     NOTICES TO WARRANT HOLDERS.............................................17
       5.1.  NOTICE OF ADJUSTMENTS............................................17
       5.2.  NOTICE OF CERTAIN CORPORATE ACTION...............................17

6.     NO IMPAIRMENT..........................................................17

7.     RESERVATION AND AUTHORIZATION OF COMMON STOCK;
       REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
       AUTHORITY..............................................................17

8.     PUT RIGHTS.............................................................18


                                         -i-

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9.     RESTRICTIONS ON TRANSFER...............................................18
       9.1.  RESTRICTIVE LEGEND...............................................18
       9.2.  NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR
              REGISTRATION....................................................19

10.    LOSS OR MUTILATION.....................................................19

11.    FINANCIAL AND BUSINESS INFORMATION.....................................19

12.    APPRAISAL..............................................................19

13.    LIMITATION OF LIABILITY................................................20

14.    MISCELLANEOUS..........................................................20
       14.1.  NONWAIVER AND EXPENSES..........................................20
       14.2.  NOTICE GENERALLY................................................20
       14.3.  VOTING..........................................................21
       14.4.  INDEMNIFICATION.................................................21
       14.5.  REMEDIES........................................................22
       14.6.  SUCCESSORS AND ASSIGNS..........................................22
       14.7.  OFFICE OF THE COMPANY...........................................22
       14.8.  INFORMATION.....................................................22
       14.9.  AMENDMENT.......................................................22
       14.10.  SEVERABILITY...................................................22
       14.11.  HEADINGS.......................................................22
       14.12.  GOVERNING LAW..................................................23

                                         -ii-

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         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. IN ADDITION, THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1996, AMONG THE COMPANY AND CERTAIN HOLDERS OF THE COMPANY'S SECURITIES. A COPY OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER HEREOF TO THE SECRETARY OF THE COMPANY.

                                   SERIES G WARRANT

                               To Purchase Common Stock

                                          of

                           DeCRANE AIRCRAFT HOLDINGS, INC.

         THIS IS TO CERTIFY THAT NASSAU CAPITAL PARTNERS L.P., a limited partnership organized under the laws of the State of Delaware ("Nassau Capital"), or registered assigns (such person, together with any permitted transferee, is referred to herein as the "Holder"), is entitled, beginning on the Effective Date and at any time prior to the Expiration Date, to purchase from DeCRANE AIRCRAFT HOLDINGS, INC., an Ohio corporation (the "Company"), that number of shares of Common Stock (as defined herein) which shall be initially equal to 292,534 shares, and which is subject to adjustment as provided herein, at a purchase price equal to the Current Warrant Price, which shall be initially equal to $0.01 per share and which is subject to adjustment as provided herein. This Warrant is issued in connection with the Holder's purchase on the date hereof of Series D Convertible Preferred Stock pursuant to the Securities Purchase Agreement. Capitalized terms used but not otherwise defined in this Warrant shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

1.  DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than (i) Warrant Stock, (ii) shares of Common Stock issuable to the holders of (x) the Series A, Series B, Series C and Series D warrants, issued in connection with the transactions

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                                                                               2

contemplated by the Electra Agreement and (y) the Series E, F and G warrants issued in connection with the transactions contemplated by the Securities Purchase Agreement, (iii) shares of Common Stock issuable under the Common Stock Purchase Warrant, dated as of November 2, 1994, of the Company in favor of Internationale Nederlanden (U.S.) Capital Corporation, (iv) shares of Common Stock issuable under the Common Stock Purchase Warrant, dated as of November 2, 1994, of the Company in favor of The Provident Bank, (v) shares of Common Stock issuable under the Senior Subordinate Loan and Warrant Purchase Agreement, dated October 15, 1991, as amended, among Banc One Capital Partners Corporation, the Company and certain of its Subsidiaries, (vi) shares of Common Stock issuable upon conversion or exercise of the Company's convertible preferred stock and warrants outstanding on the Closing Date and (vii) Common Stock issued to or issuable upon conversion or exercise of options to directors, officers, employees or consultants of the Company, provided that the aggregate amount of all such Common Stock shall not exceed 17.05% of the Common Stock outstanding on a Fully Diluted basis as of the Closing Date.

         "Appraised Value" shall mean, in respect of any share of Common Stock as of any date herein specified, (y) the price that would be paid for the entire common equity interest in the Company on a going concern basis in a single arm's length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry and always determined in accordance with the valuation procedures set forth in Section 12, and assuming full disclosure and understanding of all relevant information and a reasonable period of time for effectuating such sale, divided by (z) the number of shares of Common Stock outstanding on a Fully Diluted basis. For purposes of determining the Appraised Value, (i) the exercise price of options or warrants to acquire Common Stock which are deemed to have been exercised for the purpose of determining the number of shares of Common Stock outstanding on a Fully Diluted basis shall be deemed to have been received by the Company, (ii) the liquidation preference or indebtedness, as the case may be, represented by securities which are deemed exercised for or converted into Common Stock for the purpose of determining the number of shares of Common Stock outstanding on a Fully Diluted basis, (iii) any contract limitation in respect of the shares of Common Stock, including their transfer, voting and other rights and, (iv) any illiquidity arising by contract law in respect of the shares of Common Stock and any voting rights or control rights amongst the shareholders of the Company shall be deemed to have been eliminated or cancelled.

         "Business Day" shall mean any day that is not a Saturday or a Sunday or a day on which commercial banks are required or authorized to be closed in the City of New York.

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                                                                               3

         "Closing Date" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

         "Common Stock" shall mean (except where the context otherwise indicates) the common stock, without par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.8.

         "Company" shall have the meaning set forth in the first paragraph hereof.

         "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

         "Credit Agreement" shall mean that certain Credit Agreement, dated as of November 2, 1994, between the Company, the Subsidiary Guarantors named therein, the Lenders named therein, The Provident Bank (as Cash Management Agent) and Internationale Nederlanden (U.S.) Capital Corporation (as Agent).

         "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the greater of (i) net book value per share of Common Stock as determined by reference to the Company's financial statements for the most recently ended fiscal quarter, or (ii) a valuation per share of Common Stock in an amount equal to (y) the product of (A) 5.67 times
(B) the Company's EBITDA less Capital Expenditures (each as defined in the Electra Agreement) permitted under the Electra Agreement, in each event for the twelve-month period preceding the most recently ended fiscal quarter, with such product reduced by (z) principal amounts outstanding under the Credit Agreement and the Electra Agreement or (iii) the Appraised Value per share of Common Stock.

         "Current Warrant Price" shall mean, in respect of any share of Common Stock on any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

         "Effective Date" shall mean December 31, 1998.

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                                                                               4

         "Electra Agreement" shall mean that certain Securities Purchase Agreement, dated as of November 2, 1994, by and among the Company, Electra Investment Trust P.L.C. and Electra Associates, Inc.

         "Expiration Date" shall mean December 31, 2003.

         "Fully Diluted" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at such date and all shares of Common Stock issuable in respect of this Warrant increased by all common equivalent shares issuable at any time pursuant to any stock options, warrants, convertible securities, and any other security or instrument that could result in additional common shares being issued at any time in the future, outstanding on such date.

         "GAAP" shall mean generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

         "Holder" shall have the meaning set forth in the first paragraph hereof.

         "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Other Property" shall have the meaning set forth in Section 4.8.

         "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, corporation, limited liability organization, association, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of February 20, 1996, by and among the Company, Nassau Capital and NAS Partners I L.L.C.

         "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof.

         "Transfer Notice" shall have the meaning set forth in Section 9.2.

         "Triggering Event" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

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                                                                              5


         "Warrant" or "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination, or in exchange or substitution therefor.

         "Warrant Price" shall mean an amount equal to (i) the number of shares o& Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

         "Warrant Stock" shall mean the shares of Common Stock received by the holders of the Warrants upon the exercise thereof.

2.  EXERCISE OF WARRANT

         2.1. MANNER OF EXERCISE. From and after the Effective Date, and until 5:00 P.M. New York time on the Expiration Date, the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder; provided, however, that if a Triggering Event shall have occurred prior to the Effective Date this Warrant shall be void as of the date of occurrence of such Triggering Event.

         In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office at 2201 Rosecrans Avenue, El Segundo, California 90245, Attention: President and at 155 Montrose West Avenue, Suite 210, Copley, Ohio 44321, Attention: Chief Executive Officer, or at the office or agency designated by the Company pursuant to Section 14.7, (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) the Holder's check in payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request and shall be registered in the name of the Holder or, subject to Section 9, such other name as shall be designated in the notice.

         This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice,

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                                                                              6

together with the cash or check and this Warrant, is received by the Company as described above and all taxes, if any, required to be paid prior to the issuance of such shares have been paid pursuant to Section 2.2. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

         2.2. PAYMENT OF TAXES. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery thereof, unless such taxes or charges are income taxes or otherwise imposed upon income of the Holder.

         2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

         2.4. CONTINUED VALIDITY. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the 1933 Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 10, 11 and 14 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.  TRANSFER, DIVISION AND COMBINATION

         3.1. TRANSFER. Subject to Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 14.7, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney. Upon such surrender, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

         3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation thereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder or its agent or attorney. Subject to Section 3.1 and
Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3. EXPENSES. The Company shall prepare, issue and deliver the new Warrant or Warrants and pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of such Warrants, unless such taxes or charges are income taxes or otherwise imposed upon income of the Holder.

         3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.  ADJUSTMENTS

         The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event which requires an adjustment pursuant to this Section 4 at the time of such event.

         4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

         (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in or to receive any other distribution of Additional Shares of Common Stock,

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                                                                              8

         (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

         (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the occurrence of such event, and (ii) the Current Warrant Price shall be adjusted to equal the product of (A) the Current Warrant Price prior to the occurrence of such event multiplied by (B) a fraction, the numerator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment and the denominator of which is the number of shares for which this Warrant is exercisable immediately after such adjustment.

         4.2. CERTAIN OTHER DISTRIBUTIONS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

          (a) cash (other than a regular cash dividend payable out of surplus or net profits legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company),

          (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or Additional Shares of Common Stock), or

          (c) any warrants, options or other rights to subscribe for or purchase any evidences of its indebtedness, any less shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of (A) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by (B) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined pursuant to Section 4.7(a), including as to an opinion from an investment banking firm) of any and all such evidences of indebtedness, shares of stock,

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                                                                              9

other than securities or property or warrants or other subscription or purchase rights so distributable; and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by (B) a fraction, the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section
4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 4.1.

         4.3. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of (A) the Current Warrant Price in effect immediately prior to such issue or sale multiplied by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale, and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

         (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Current Market Price at the time the Additional Shares of Common Stock are issued, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of (A) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale multiplied by (B) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately

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                                                                             10

after such issue or sale and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (y) the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying (A) such Current Warrant Price by (B) a fraction, the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale and the denominator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately after such issue or sale.

         (c) If at any time the Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Current Warrant Price and the Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under this
Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs (a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or Section 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of this Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section
4.4 or Section 4.5.

         4.4. ISSUANCE OF WARRANTS, OPTIONS OR OTHER RIGHTS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants, options or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants, options or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to such issue or sale, then the number of shares for which this Warrant is exercisable and the

Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such warrants, options or other rights. No further adjustment of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants, options or other rights or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

         4.5. ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market Price in effect immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to Section 4.4. No further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant, option or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of Section 4, no further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

         4.6. SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and of the Current Warrant Price shall have been made pursuant to Section 4.4 or
Section 4.5 as the result of any issuance of warrants, options, rights or Convertible Securities, such warrants, options or rights, or the right of conversion or exchange of such Convertible Securities, shall expire, and all or a portion of such warrants, options or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants, options or rights or Convertible Securities on the basis of (a) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants, options or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (b) treating any such warrants, options or rights or any such Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants, options or rights or other Convertible Securities, whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         4.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

         (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants, options or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights plus the additional consideration payable to the Company upon exercise of such warrants, options or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants, options or other rights to subscribe for or purchase of such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange of such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any consideration, such determination shall, if requested by the Holder, be supported by an opinion of an investment banking firm selected by the Company and reasonably acceptable to such Holder (or, if more than one Warrant is outstanding, by holders of a majority of the Warrant Stock issuable upon exercise of the Warrants).

         (b)  WHEN ADJUSTMENTS TO BE MADE.  The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (c)  FRACTIONAL INTERESTS.  In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

         (d) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a divided or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (e) ESCROW OF WARRANT STOCK. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Company to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

         (f) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking firm selected by the Company and reasonably acceptable to such Holder (or, if more than one Warrant is outstanding, to holders of a majority of Warrant Stock issuable upon exercise of the Warrants).

         4.8. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where there is a change in or distribution with respect to the Common Stock of the Company other than a subdivision, combination or exchange otherwise provided for herein), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (herein referred to as "Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every term and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereof, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8 "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants, options or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.9. OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time the Company shall take any action in respect of its Common Stock which gives rise to antidilution adjustments under any option, warrant, convertible security or other right to acquire Common Stock, whether outstanding at the Closing Date or hereafter issued and together with any agreements related thereto, but excluding antidilution or other adjustment rights with respect to the Warrants, then the Company will promptly make proportional, equitable and corresponding adjustments in the number of shares of Common Stock issuable upon exercise of the Warrants to protect the holders thereof against dilution as a result of such events.

         4.10. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time close its stock transfer books or warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

         4.11. CERTAIN REDUCTIONS. The number of shares of Common Stock for which this Warrant is exercisable shall be reduced by a number of shares of Common Stock equal to three percent (3%) of the sum of (i) the number of shares of Common Stock issuable to the holders of the Series B warrants issued in connection with the transactions contemplated by the Electra Agreement (the "Series B Warrants"), if prior to the date of exercise of this Warrant a Triggering Event as defined in the Electra Agreement has occurred and the Series B Warrants have been voided, (ii) the number of shares of Common Stock issuable to the holders of the Series C warrants issued in connection with the transactions contemplated by the Electra Agreement (the "Series C Warrants"), if prior to the date of exercise of this Warrant a Triggering Event as defined in the Electra Agreement has occurred and the Series C Warrants have been voided,
(iii) the number of shares of Common Stock issuable to the holders of the Series D warrants issued in connection with the transactions contemplated by the Electra Agreement (the "Series D Warrants"), if prior to the date of exercise of this Warrant a Triggering Event as defined in the Electra Agreement has occurred and the Series D Warrants have been voided and (iv) the number of shares of Common Stock that have been authorized for issuance upon conversion or exercise of options to directors, officers or employees of the Company which are not issued as of the date of exercise of this Warrant.

5.  NOTICES TO WARRANT HOLDERS

         5.1. NOTICE OF ADJUSTMENTS. (a) Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of this Warrant, shall be adjusted pursuant co Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and specifying the Current Warrant Price and the number of shares of Common Stock for which this Warrant is exercisable after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 14.2. The Company shall keep at its office or agency designated pursuant to Section 14.7 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder thereof.

         5.2. NOTICE OF CERTAIN CORPORATE ACTION. The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

6.  NO IMPAIRMENT

         The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.  RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION
    WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding warrants. The Company covenants that all shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable.

         Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any and all corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price.

         Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith, as expeditiously as possible and at its own expense, endeavor to cause such shares to be duly registered or qualified, as the case may be.

8.  PUT RIGHTS

         The Holder shall have the right to require the Company to repurchase all or any portion of the Warrants held by the Holder upon the terms and as provided in Section 7.3 of the Securities Purchase Agreement.

9.  RESTRICTIONS ON TRANSFER

         The Warrants and the Warrant Stock may not be transferred or assigned before satisfaction of the conditions specified in this Section 9, which are intended to ensure compliance with the provisions of the 1933 Act with respect to the Transfer of any Warrant or any Warrant Stock. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

         9.1. RESTRICTIVE LEGEND. This Warrant, and all shares of Warrant Stock issued upon exercise hereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

    "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant, the holder of such Warrant shall give five days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, including a description of the manner and circumstances of the proposed Transfer and, if requested by the Company, an opinion from counsel to such holder that the proposed Transfer of such Warrant may be effected without registration under the 1933 Act. After delivery of the Transfer Notice, the holder shall be entitled to Transfer such Warrant in accordance with the terms of the Transfer Notice. Each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless such legend is not required in order to ensure compliance with the 1933 Act.

10. LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it (it being understood and agreed that the written agreement of Nassau Capital Partners L.P. and subsequent institutional transferees, if any, shall be sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor in replacement.

11. FINANCIAL AND BUSINESS INFORMATION

         The Company will deliver or cause to be delivered to each Holder, as provided in Section 5.1 of the Securities Purchase Agreement, certain financial information, financial analyses, notices, reports, statements and certificates, all to the extent and in the manner provided therein.

12.  APPRAISAL

         The determination of Appraised Value shall be a determination (which shall be final and binding on the parties) made (i) by agreement among the Company and the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants) within thirty (30) days following the event requiring such determination or (ii) in the absence of such an agreement, by an Appraiser (as defined below) selected as set forth below. If required, an Appraiser shall be selected within ten (10) days following the expiration of the 30 day period referred to above, either by agreement among the Company and the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants) or, in the absence of such agreement, by lot from a list of four potential Appraisers remaining after the Company nominates three, the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants) nominates three, and each side eliminates one potential Appraiser. The Appraiser shall be instructed by the Company and the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants) to make its determination within thirty (30) days of its selection. All fees and expenses of an Appraiser selected hereunder shall be borne solely by the Company. As used herein, "Appraiser" shall mean a nationally recognized investment banking firm.

13.  LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

14.  MISCELLANEOUS

         14.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         14.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose;

         (b)  If to the Company at:

              DeCrane Aircraft Holdings. Inc.
              2201 Rosecrans Avenue
              El Segundo, California 90245
              Attention:  President

              DeCrane Aircraft Holdings, Inc.
              155 Montrose West Ave., Suite 210
              Copley, Ohio 44321
              Attention:  Chief Executive Officer

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been postmarked in the United States mail.

         14.3. VOTING. To the extent permitted by applicable law, the Warrants shall entitle the Holder to vote with the Common Stock of the Company that number of votes equal to the number of shares of Common Stock issuable from time to time upon exercise of this Warrant on any matters upon which the holders of Common Stock are entitled to vote; provided, however, that solely for purposes of this Section 14.3, the Effective Date shall he deemed to be the date of issue of this Warrant.

         14.4. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of (i) the Holder's exercise of this Warrant and/or ownership of any shares of Warrant Stock issued in connection therewith, or (ii) any litigation to which the Holder is made a party in its capacity as a stockholder of the Company; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non appealable judgment by a court to have resulted from the Holder's gross negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

         14.5. REMEDIES. Each holder of this Warrant and any Warrant Stock issuable upon exercise of this Warrant, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 8 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 8 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         14.6.  SUCCESSORS AND ASSIGNS.  Subject to the provisions of Sections
3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Nassau Capital or any other holder hereof. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant, and shall be enforceable by any such holder.

         14.7. OFFICE OF THE COMPANY. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

         14.8. INFORMATION. The Company shall cooperate with each Holder of a Warrant and each holder of Warrant Stock in supplying such information as may be reasonably requested by such holder to comply with any filings or information reporting forms presently or hereafter required as a condition to the availability of an exemption from the 1933 Act for the sale of any Warrant or Warrant Stock.

         14.9. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants).

         14.10. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         14.11. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         14.12. Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary.

Date of Issuance:  February 20, 1996

                                  DeCRANE AIRCRAFT HOLDINGS, INC.

                                  By: /s/ Robert Rank
                                     --------------------------------
                                     Name:
                                     Title:

                                      EXHIBIT A

                                  SUBSCRIPTION FORM

                    [To be executed only upon exercise of Warrant]

         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _______ shares of Common Stock of DeCrane Aircraft Holdings, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is __________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Dated:_____________________

                                       __________________________________
                                       (Name of Registered Owner)

                                       __________________________________
                                       (Signature of Registered Owner)

                                       __________________________________
                                       (Street Address)

                                       __________________________________
                                       (City)   (State)   (Zip Code)

    NOTE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or any change whatsoever.

                                      EXHIBIT B

                                   ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


                                            Number of Shares
Name and Address of Assignee                of Common Stock
----------------------------                -----------------


and does hereby irrevocably constitute and appoint _____________________ attorney-in-fact to register such transfer on the books of Decrane Aircraft Holdings, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:__________________



                                       ______________________________
                                         (Registered Owner)

NOTE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or any change whatsoever.

                                                                  EXECUTION COPY

                                     WARRANT

                            To Purchase Common Stock

                                       of

                         DeCRANE AIRCRAFT HOLDINGS, INC.



Warrant No. G-2
Number of Shares of Common Stock:  1,601

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

2.   EXERCISE OF WARRANT . . . . . . . . . . . . . . . . . . . . . . . .       5
     2.1.   MANNER OF EXERCISE . . . . . . . . . . . . . . . . . . . . .       5
     2.2.   PAYMENT OF TAXES . . . . . . . . . . . . . . . . . . . . . .       6
     2.3.   FRACTIONAL SHARES. . . . . . . . . . . . . . . . . . . . . .       6
     2.4.   CONTINUED VALIDITY . . . . . . . . . . . . . . . . . . . . .       6

3.   TRANSFER, DIVISION AND COMBINATION. . . . . . . . . . . . . . . . .       6
     3.1.   TRANSFER . . . . . . . . . . . . . . . . . . . . . . . . . .       6
     3.2.   DIVISION AND COMBINATION . . . . . . . . . . . . . . . . . .       7
     3.3.   EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . .       7
     3.4.   MAINTENANCE OF BOOKS . . . . . . . . . . . . . . . . . . . .       7

4.   ADJUSTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
     4.1.   STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS . . . . . . .       7
     4.2.   CERTAIN OTHER DISTRIBUTIONS. . . . . . . . . . . . . . . . .       8
     4.3.   ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. . . . . . . .       9
     4.4.   ISSUANCE OF WARRANTS, OPTIONS OR OTHER RIGHTS. . . . . . . .      10
     4.5.   ISSUANCE OF CONVERTIBLE SECURITIES . . . . . . . . . . . . .      11
     4.6.   SUPERSEDING ADJUSTMENT . . . . . . . . . . . . . . . . . . .      12
     4.7.   OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER
             THIS SECTION. . . . . . . . . . . . . . . . . . . . . . . .      12
             (a) COMPUTATION OF CONSIDERATION. . . . . . . . . . . . . .      12
             (b) WHEN ADJUSTMENTS TO BE MADE . . . . . . . . . . . . . .      13
             (c) FRACTIONAL INTERESTS. . . . . . . . . . . . . . . . . .      14
             (d) WHEN ADJUSTMENT NOT REQUIRED. . . . . . . . . . . . . .      14
             (e) ESCROW OF WARRANT STOCK . . . . . . . . . . . . . . . .      14
             (f) CHALLENGE TO GOOD FAITH DETERMINATION . . . . . . . . .      14
     4.8.   REORGANIZATION, RECLASSIFICATION, MERGER,
             CONSOLIDATION OR DISPOSITION OF ASSETS. . . . . . . . . . .      15
     4.9.   OTHER ACTION AFFECTING COMMON STOCK. . . . . . . . . . . . .      16
     4.10.  TAKING OF RECORD; STOCK AND WARRANT TRANSFER
             BOOKS . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
     4.11.  CERTAIN REDUCTIONS . . . . . . . . . . . . . . . . . . . . .      16

5.   NOTICES TO WARRANT HOLDERS. . . . . . . . . . . . . . . . . . . . .      17
     5.1.   NOTICE OF ADJUSTMENTS. . . . . . . . . . . . . . . . . . . .      17
     5.2.   NOTICE OF CERTAIN CORPORATE ACTION . . . . . . . . . . . . .      17

6.   NO IMPAIRMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .      17

7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR
      APPROVAL OF ANY GOVERNMENTAL AUTHORITY . . . . . . . . . . . . . .      17

8.   PUT RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18

9.   RESTRICTIONS ON TRANSFER. . . . . . . . . . . . . . . . . . . . . .      18
     9.1.   RESTRICTIVE LEGEND . . . . . . . . . . . . . . . . . . . . .      18
     9.2.   NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR
            REGISTRATION . . . . . . . . . . . . . . . . . . . . . . . .      19

10.  LOSS OR MUTILATION. . . . . . . . . . . . . . . . . . . . . . . . .      19

11.  FINANCIAL AND BUSINESS INFORMATION. . . . . . . . . . . . . . . . .      19

12.  APPRAISAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19

13.  LIMITATION OF LIABILITY . . . . . . . . . . . . . . . . . . . . . .      20

14.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . .      20
     14.1.  NONWAIVER AND EXPENSES . . . . . . . . . . . . . . . . . . .      20
     14.2.  NOTICE GENERALLY . . . . . . . . . . . . . . . . . . . . . .      20
     14.3.  VOTING . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
     14.4.  INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . .      21
     14.5.  REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . .      22
     14.6.  SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . .      22
     14.7.  OFFICE OF THE COMPANY. . . . . . . . . . . . . . . . . . . .      22
     14.8.  INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .      22
     14.9.  AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . .      22
     14.10. SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . .      22
     14.11. HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . .      22
     14.12. GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . .      23

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. IN ADDITION, THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1996, AMONG THE COMPANY AND CERTAIN HOLDERS OF THE COMPANY'S SECURITIES. A COPY OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER HEREOF TO THE SECRETARY OF THE COMPANY.

                                SERIES G WARRANT

                            To Purchase Common Stock

                                       of

                         DeCRANE AIRCRAFT HOLDINGS, INC.

          THIS IS TO CERTIFY THAT NAS PARTNERS I L.L.C., a limited liability company organized under the laws of the State of Delaware ("NAS"), or registered assigns (such person, together with any permitted transferee, is referred to herein as the "Holder"), is entitled, beginning on the Effective Date and at any time prior to the Expiration Date, to purchase from DeCRANE AIRCRAFT HOLDINGS, INC., an Ohio corporation (the "Company"), that number of shares of Common Stock (as defined herein) which shall be initially equal to 1,601 shares, and which is subject to adjustment as provided herein, at a purchase price equal to the Current Warrant Price, which shall be initially equal to $0.01 per share and which is subject to adjustment as provided herein. This Warrant is issued in connection with the Holder's purchase on the date hereof of Series D Convertible Preferred Stock pursuant to the Securities Purchase Agreement. Capitalized terms used but not otherwise defined in this Warrant shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

1.   DEFINITIONS

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than (i) Warrant Stock, (ii) shares of Common Stock issuable to the holders of (x) the Series A, Series B, Series C and Series D warrants, issued in connection with the transactions contemplated by the Electra Agreement and (y) the Series E, F and G warrants issued in connection with the transactions contemplated by the Securities Purchase Agreement, (iii) shares of Common Stock issuable under the Common Stock Purchase Warrant, dated as of November 2, 1994, of the Company in favor of Internationale Nederlanden (U.S.) Capital Corporation, (iv) shares of Common Stock issuable under the Common Stock Purchase Warrant, dated as of November 2, 1994, of the Company in favor of The Provident Bank, (v) shares of Common Stock issuable under the Senior Subordinate Loan and Warrant Purchase Agreement, dated October 15, 1991, as amended, among Banc One Capital Partners Corporation, the Company and certain of its Subsidiaries, (vi) shares of Common Stock issuable upon conversion or exercise of the Company's convertible preferred stock and warrants outstanding on the Closing Date and (vii) Common Stock issued to or issuable upon conversion or exercise of options to directors, officers, employees or consultants of the Company, provided that the aggregate amount of all such Common Stock shall not exceed 17.05% of the Common Stock outstanding on a Fully Diluted basis as of the Closing Date.

          "Appraised Value" shall mean, in respect of any share of Common Stock as of any date herein specified, (y) the price that would be paid for the entire common equity interest in the Company on a going-concern basis in a single arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry and always determined in accordance with the valuation procedures set forth in Section 12, and assuming full disclosure and understanding of all relevant information and a reasonable period of time for effectuating such sale, divided by (z) the number of shares of Common Stock outstanding on a Fully Diluted basis. For purposes of determining the Appraised Value, (i) the exercise price of options or warrants to acquire Common Stock which are deemed to have been exercised for the purpose of determining the number of shares of Common Stock outstanding on a Fully Diluted basis shall be deemed to have been received by the Company, (ii) the liquidation preference or indebtedness, as the case may be, represented by securities which are deemed exercised for or converted into Common Stock for the purpose of determining the number of shares of Common Stock outstanding on a Fully Diluted basis, (iii) any contract limitation in respect of the shares of Common Stock, including their transfer, voting and other rights and (iv) any illiquidity arising by contract law in respect of the shares of Common Stock and any voting rights or control rights amongst the shareholders of the Company shall be deemed to have been eliminated or cancelled.

          "Business Day" shall mean any day that is not a Saturday or a Sunday or a day on which commercial banks are required or authorized to be closed in the City of New York.

           "Closing Date" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

           "Common Stock" shall mean (except where the context otherwise indicates) the common stock, without par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.8.

           "Company" shall have the meaning set forth in the first paragraph hereof.

           "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

           "Credit Agreement" shall mean that certain Credit Agreement, dated as of November 2, 1994, between the Company, the Subsidiary Guarantors named therein, the Lenders named therein, The Provident Bank (as Cash Management Agent) and Internationale Nederlanden (U.S.) Capital Corporation (as Agent).

           "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the greater of (i) net book value per share of Common Stock as determined by reference to the Company's financial statements for the most recently ended fiscal quarter, or (ii) a valuation per share of Common Stock in an amount equal to (y) the product of (A) 5.67 times
(B) the Company's EBITDA less Capital Expenditures (each as defined in the Electra Agreement) permitted under the Electra Agreement, in each event for the twelve-month period preceding the most recently ended fiscal quarter, with such product reduced by (z) principal amounts outstanding under the Credit Agreement and the Electra Agreement or (iii) the Appraised Value per share of Common Stock.

           "Current Warrant Price" shall mean, in respect of any share of Common Stock on any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

           "Effective Date" shall mean December 31, 1998.

          "Electra Agreement" shall mean that certain Securities Purchase Agreement, dated as of November 2, 1994, by and among the Company, Electra Investment Trust P.L.C. and Electra Associates, Inc.

          "Expiration Date" shall mean December 31, 2003.

          "Fully Diluted" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at such date and all shares of Common Stock issuable in respect of this Warrant increased by all common equivalent shares issuable at any time pursuant to any stock options, warrants, convertible securities, and any other security or instrument that could result in additional common shares being issued at any time in the future, outstanding on such date.

          "GAAP" shall mean generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

          "Holder" shall have the meaning set forth in the first paragraph hereof.

          "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

          "Other Property" shall have the meaning set forth in Section 4.8.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, corporation, limited liability organization, association, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of February 20, 1996, by and among the Company, Nassau Capital Partners L.P. and NAS.

          "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof.

          "Transfer Notice" shall have the meaning set forth in Section 9.2.

          "Triggering Event" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

           "Warrant" or "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination, or in exchange or substitution therefor.

           "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

           "Warrant Stock" shall mean the shares of Common Stock received by the holders of the Warrants upon the exercise thereof.

2. EXERCISE OF WARRANTT

           2.1. MANNER OF EXERCISE. From and after the Effective Date, and until 5:00 P.M. New York time on the Expiration Date, the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder; provided, however, that if a Triggering Event shall have occurred prior to the Effective Date this Warrant shall be void as of the date of occurrence of such Triggering Event.

           In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office at 2201 Rosecrans Avenue, El Segundo, California 90245, Attention: President and at 155 Montrose West Avenue, Suite 210, Copley, Ohio 44321, Attention: Chief Executive Officer, or at the office or agency designated by the Company pursuant to Section 14.7, (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) the Holder's check in payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request and shall be registered in the name of the Holder or, subject to Section 9, such other name as shall be designated in the notice.

           This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check and this Warrant, is received by the Company as described above and all taxes, if any, required to be paid prior to the issuance of such shares have been paid pursuant to Section 2.2. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

          2.2. PAYMENT OF TAXES. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery thereof, unless such taxes or charges are income taxes or otherwise imposed upon income of the Holder.

          2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

          2.4. CONTINUED VALIDITY. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the 1933 Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 10, 11 and 14 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.   TRANSFER, DIVISION AND COMBINATION

          3.1. TRANSFER. Subject to Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 14.7, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney. Upon such surrender, the Company shall, subject to
Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.
A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

          3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation thereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder or its agent or attorney. Subject to Section 3.1 and
Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          3.3. EXPENSES. The Company shall prepare, issue and deliver the new Warrant or Warrants and pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of such Warrants, unless such taxes or charges are income taxes or otherwise imposed upon income of the Holder.

          3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.   ADJUSTMENTS

          The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event which requires an adjustment pursuant to this Section 4 at the time of such event.


          4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in or to receive any other distribution of Additional Shares of Common Stock,

           (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

           (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the occurrence of such event, and (ii) the Current Warrant Price shall be adjusted to equal the product of (A) the Current Warrant Price prior to the occurrence of such event multiplied by (B) a fraction, the numerator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment and the denominator of which is the number of shares for which this Warrant is exercisable immediately after such adjustment.

          4.2. CERTAIN OTHER DISTRIBUTIONS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

           (a) cash (other than a regular cash dividend payable out of surplus or net profits legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company),

           (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or Additional Shares of Common Stock), or

           (c) any warrants, options or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of (A) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by (B) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined pursuant to Section 4.7(a), including as to an opinion from an investment banking firm) of any and all such evidences of indebtedness, shares of stock, other than securities or property or warrants or other subscription or purchase rights so distributable; and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by (B) a fraction, the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this
Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 4.1.

          4.3. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of (A) the Current Warrant Price in effect immediately prior to such issue or sale multiplied by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale, and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

           (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Current Market Price at the time the Additional Shares of Common Stock are issued, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of (A) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale multiplied by (B) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (y) the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying (A) such Current Warrant Price by (B) a fraction, the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale and the denominator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately after such issue or sale.

           (c) If at any time the Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Current Warrant Price and the Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under this
Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs (a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or Section 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of this Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to
Section 4.4 or Section 4.5.

          4.4. ISSUANCE OF WARRANTS, OPTIONS OR OTHER RIGHTS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants, options or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants, options or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to such issue or sale, then the number of shares for which this Warrant is exercisable and the

Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such warrants, options or other rights. No further adjustment of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants, options or other rights or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

          4.5. ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market Price in effect immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to Section 4.4. No further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant, option or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of Section 4, no further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

          4.6. SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and of the Current Warrant Price shall have been made pursuant to Section 4.4 or
Section 4.5 as the result of any issuance of warrants, options, rights or Convertible Securities, such warrants, options or rights, or the right of conversion or exchange of such Convertible Securities, shall expire, and all or a portion of such warrants, options or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants, options or rights or Convertible Securities on the basis of (a) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants, options or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (b) treating any such warrants, options or rights or any such Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants, options or rights or other Convertible Securities, whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

          4.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

           (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants, options or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights plus the additional consideration payable to the Company upon exercise of such warrants, options or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants, options or other rights to subscribe for or purchase of such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange of such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any consideration, such determination shall, if requested by the Holder, be supported by an opinion of an investment banking firm selected by the Company and reasonably acceptable to such Holder (or, if more than one Warrant is outstanding, by holders of a majority of the Warrant Stock issuable upon exercise of the Warrants).

           (b)  WHEN ADJUSTMENTS TO BE MADE.  The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

           (c)  FRACTIONAL INTERESTS.  In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

           (d) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a divided or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

           (e) ESCROW OF WARRANT STOCK. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Company to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

           (f) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking firm selected by the Company and reasonably acceptable to such Holder (or, if more than one Warrant is outstanding, to holders of a majority of Warrant Stock issuable upon exercise of the Warrants).

           4.8. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where there is a change in or distribution with respect to the Common Stock of the Company other than a subdivision, combination or exchange otherwise provided for herein), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (herein referred to as "Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every term and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereof, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8 "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants, options or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

           4.9. OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time the Company shall take any action in respect of its Common Stock which gives rise to antidilution adjustments under any option, warrant, convertible security or other right to acquire Common Stock, whether outstanding at the Closing Date or hereafter issued and together with any agreements related thereto, but excluding antidilution or other adjustment rights with respect to the Warrants, then the Company will promptly make proportional, equitable and corresponding adjustments in the number of shares of Common Stock issuable upon exercise of the Warrants to protect the holders thereof against dilution as a result of such events.

           4.10. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time close its stock transfer books or warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

           4.11. CERTAIN REDUCTIONS. The number of shares of Common Stock for which this Warrant is exercisable shall be reduced by a number of shares of Common Stock equal to three percent (3%) of the sum of (i) the number of shares of Common Stock issuable to the holders of the Series B warrants issued in connection with the transactions contemplated by the Electra Agreement (the "Series B Warrants"), if prior to the date of exercise of this Warrant a Triggering Event as defined in the Electra Agreement has occurred and the Series B Warrants have been voided, (ii) the number of shares of Common Stock issuable to the holders of the Series C warrants issued in connection with the transactions contemplated by the Electra Agreement (the "Series C Warrants"), if prior to the date of exercise of this Warrant a Triggering Event as defined in the Electra Agreement has occurred and the Series C Warrants have been voided,
(iii) the number of shares of Common Stock issuable to the holders of the Series D warrants issued in connection with the transactions contemplated by the Electra Agreement (the "Series D Warrants"), if prior to the date of exercise of this Warrant a Triggering Event as defined in the Electra Agreement has occurred and the Series D Warrants have been voided and (iv) the number of shares of Common Stock that have been authorized for issuance upon conversion or exercise of options to directors, officers or employees of the Company which are not issued as of the date of exercise of this Warrant.

5.   NOTICES TO WARRANT HOLDERS

          5.1. NOTICE OF ADJUSTMENTS. (a) Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of this Warrant, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and specifying the Current Warrant Price and the number of shares of Common Stock for which this Warrant is exercisable after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 14.2. The Company shall keep at its office or agency designated pursuant to Section 14.7 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder thereof.

          5.2. NOTICE OF CERTAIN CORPORATE ACTION. The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

6.   NO IMPAIRMENT

          The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION
     WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

           The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding warrants. The Company covenants that all shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable.

           Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any and all corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price.

           Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

           If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith, as expeditiously as possible and at its own expense, endeavor to cause such shares to be duly registered or qualified, as the case may be.

8.   PUT RIGHTS

           The Holder shall have the right to require the Company to repurchase all or any portion of the Warrants held by the Holder upon the terms and as provided in Section 7.3 of the Securities Purchase Agreement.

9.   RESTRICTIONS ON TRANSFER

           The Warrants and the Warrant Stock may not be transferred or assigned before satisfaction of the conditions specified in this Section 9, which are intended to ensure compliance with the provisions of the 1933 Act with respect to the Transfer of any Warrant or any Warrant Stock. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

           9.1. RESTRICTIVE LEGEND. This Warrant, and all shares of Warrant Stock issued upon exercise hereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant, the holder of such Warrant shall give five days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, including a description of the manner and circumstances of the proposed Transfer and, if requested by the Company, an opinion from counsel to such holder that the proposed Transfer of such Warrant may be effected without registration under the 1933 Act. After delivery of the Transfer Notice, the holder shall be entitled to Transfer such Warrant in accordance with the terms of the Transfer Notice. Each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless such legend is not required in order to ensure compliance with the 1933 Act.

10.   LOSS OR MUTILATION

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it (it being understood and agreed that the written agreement of NAS Partners I L.L.C. and subsequent institutional transferees, if any, shall be sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor in replacement.

11.  FINANCIAL AND BUSINESS INFORMATION

          The Company will deliver or cause to be delivered to each Holder, as provided in Section 5.1 of the Securities Purchase Agreement, certain financial information, financial analyses, notices, reports, statements and certificates, all to the extent and in the manner provided therein.

12.  APPRAISAL

          The determination of Appraised Value shall be a determination (which shall be final and binding on the parties) made (i) by agreement among the Company and the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants) within thirty (30) days following the event requiring such determination or (ii) in the absence of such an agreement, by an Appraiser (as defined below) selected as set forth below. If required, an Appraiser shall be selected within ten (10) days following the expiration of the 30-day period referred to above, either by agreement among the Company and the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants) or, in the absence of such agreement, by lot from a list of four potential Appraisers remaining after the Company nominates three, the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants) nominates three, and each side eliminates one potential Appraiser. The Appraiser shall be instructed by the Company and the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants) to make its determination within thirty (30) days of its selection. All fees and expenses of an Appraiser selected hereunder shall be borne solely by the Company. As used herein, "Appraiser" shall mean a nationally recognized investment banking firm.

13.  LIMITATION OF LIABILITY

          No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

14.  MISCELLANEOUS

          14.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          14.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose;

          (b)  If to the Company at:

               DeCrane Aircraft Holdings. Inc.
               2201 Rosecrans Avenue
               El Segundo, California 90245
               Attention:  President

               DeCrane Aircraft Holdings, Inc.
               155 Montrose West Ave., Suite 210
               Copley, Ohio 44321
               Attention:  Chief Executive Officer

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been postmarked in the United States mail.

          14.3. VOTING. To the extent permitted by applicable law, the Warrants shall entitle the Holder to vote with the Common Stock of the Company that number of votes equal to the number of shares of Common Stock issuable from time to time upon exercise of this Warrant on any matters upon which the holders of Common Stock are entitled to vote; provided, however, that solely for purposes of this Section 14.3, the Effective Date shall be deemed to be the date of issue of this Warrant.

          14.4. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of (i) the Holder's exercise of this Warrant and/or ownership of any shares of Warrant Stock issued in connection therewith, or (ii) any litigation to which the Holder is made a party in its capacity as a stockholder of the Company; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the Holder's gross negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

          14.5. REMEDIES. Each holder of this Warrant and any Warrant Stock issuable upon exercise of this Warrant, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 8 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 8 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          14.6.  SUCCESSORS AND ASSIGNS.  Subject to the provisions of Sections
3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of NAS or any other holder hereof. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant, and shall be enforceable by any such holder.

          14.7. OFFICE OF THE COMPANY. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

          14.8. INFORMATION. The Company shall cooperate with each Holder of a Warrant and each holder of Warrant Stock in supplying such information as may be reasonably requested by such holder to comply with any filings or information reporting forms presently or hereafter required as a condition to the availability of an exemption from the 1933 Act for the sale of any Warrant or Warrant Stock.

          14.9. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder (or, if there is more than one Warrant outstanding, to holders of a majority of the Warrant Stock issuable upon exercise of the Warrants).

          14.10. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          14.11. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          14.12. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

           IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary.

Date of Issuance:  February 20, 1996

                                        DeCRANE AIRCRAFT HOLDINGS, INC.

                                        By: /s/ Robert Rankin
                                            --------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ shares of Common Stock of DeCrane Aircraft Holdings, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ________________ whose address is ____________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Dated:
       -----------------------

                                        ----------------------------------------
                                          (Name of Registered Owner)

                                        ----------------------------------------
                                          (Signature of Registered Owner)

                                        ----------------------------------------
                                          (Street Address)

                                        ----------------------------------------
                                          (City)       (State)        (Zip Code)

     NOTE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                             Number of Shares
Name and Address of Assignee                 of Common Stock
----------------------------                 ----------------


and does hereby irrevocably constitute and appoint _______________________ attorney in fact to register such transfer on the books of Decrane Aircraft Holdings, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:
       ------------------

                                        --------------------------
                                          (Registered Owner)


NOTE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or any change whatsoever.